VOYA ADVANTAGESM

INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company

and its

Separate Account N

Supplement Dated June 2, 2022 to the Contract Prospectus and Updating Summary Prospectus each dated May 1, 2022

This Supplement updates and amends the Supplement dated May 1, 2022 to the Contract Prospectus and Updating Summary Prospectus. Please read it carefully and keep it with your Contract Prospectus and Updating Summary Prospectus for future reference.

_________________________________________________________________________

The name of the Company in the Supplement heading was incorrectly stated as the “Voya Retirement Insurance and Annuity Company and its Variable Annuity Account C”. The name of the Company should be changed to “ReliaStar Life Insurance Company and its Separate Account N”.

The “Disappearing Portfolio” in the Supplement was incorrectly stated as the “VY® T. Rowe Price International Stock Portfolio (Class S).” The “Disappearing Portfolio” should be changed to the “VY® T. Rowe Price International Stock Portfolio (Class I).”

The paragraphs in the section under the heading “On the Reorganization Date” should be deleted in their entirety and replaced with the following:

On the Reorganization Date:

•         On the Reorganization date, your investment in the subaccount that invested in the Disappearing Portfolio will automatically become an investment in the subaccount that invests in the corresponding Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation;

•         Class I of the Voya International Index Portfolio will be added to your Contract; and

•         All existing account balances in Class I shares of the VY® T. Rowe Price International Stock Portfolio and Class S shares of the Voya International Index Portfolio will automatically become investments in the subaccount that invests in Class I shares of the Voya International Index Portfolio. Class I shares have lower total fund expenses than Class S shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost.

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

X.100209-22                                                                                                                                                                      June 2022